Net Income Per Share	3 Months Ended
Mar. 31, 2012
Net Income Per Share [Abstract]
Net Income Per Share

Note 2. Net Income per Share

     The consolidated statements of income present basic and diluted net income per share ("EPS"). Basic EPS is based upon net income divided by the weighted-average number of common shares outstanding during the period. Diluted EPS reflects the dilutive effects of AMC Networks stock options (including those held by directors and employees of related parties of the Company) and AMC Networks restricted shares/units (including those held by employees of related parties of the Company).

     For the three months ended March 31, 2012, diluted EPS includes the dilutive effect of 899,000 stock options and 1,360,000 restricted shares/units. The number of shares used to compute basic and diluted EPS for the three months ended March 31, 2011 of approximately 69,161,000, represents the number of shares of AMC Networks common stock issued to Cablevision shareholders on the Distribution date, and excludes unvested outstanding restricted shares, based on a distribution ratio of one share of AMC Networks common stock for every four shares of Cablevision common stock outstanding. The dilutive effect of the Company's share-based awards that were issued in connection with the adjustment or conversion of Cablevision's share-based awards upon the Distribution (including Cablevision stock options and restricted share awards granted prior to the Distribution) and subsequent Company grants, are included in the computation of diluted EPS in periods subsequent to the Distribution.

     For the three months ended March 31, 2012, approximately 231,000 restricted shares/units have been excluded from diluted weighted average common shares outstanding since the performance criteria on these awards has not yet been satisfied and approximately 172,000 restricted shares/units have been excluded from diluted weighted average common shares outstanding since they would have been anti-dilutive.